UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant To Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐           Preliminary Proxy Statement.
☐           Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
☐           Definitive Proxy Statement.
☒           Definitive Additional Materials.
☐           Soliciting Material Pursuant to § 240.14a-12.

Education Realty Trust, Inc.
(Name of Registrant as Specified in its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒  No fee required.

☐  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)  Title of each class of securities to which transaction applies:
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(set forth the amount on which the filing fee is calculated and state how it was determined):
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☐  Fee paid previously with preliminary materials.

☐  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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(2)  Form, Schedule or Registration Statement No.:
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Important Notice of Availability of Proxy Materials for the Shareholder Meeting of

Education Realty Trust
To Be Held On:
May 20, 2009 at 9:00 am, Central Daylight Savings Time
530 Oak Court Drive, Suite 300, Memphis, Tennessee 38117

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before May 6, 2009.
Please visit www.edrtrust.com, where the following materials are available for view:

•   Notice of Annual Meeting of Stockholders
•   Proxy Statement
•   Form of Electronic Proxy Card
•   Annual Report on Form 10-K

TO REQUEST MATERIAL:	TELEPHONE: 888-Proxy-NA (888-776-9962) and 718-921-8562 (for international callers)

E-MAIL: info@amstock.com

WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp

TO VOTE:
ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions. You may enter your voting instructions at www.voteproxycom up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

- OR -
IN PERSON: You may vote your shares in person by attending the Annual Meeting.
- OR -
TELEPHONE: To vote by telephone, please visit https://secure.amstock.com/voteproxy/Iogin2.asp to view the materials and to obtain the toll free number to call.
- OR -
MAIL: You may request a card by following the instructions above.

The Board of Directors recommends that you vote “FOR” each nominee for director; “FOR” Proposal 2, and “FOR” Proposal 3.

 1.  Election of Directors:

NOMINEES:                      Paul O. Bower
               Monte J. Barrow
               William J. Cahill, Ill
               John L. Ford
               Wendell W. Weakley

Please note that you cannot use this notice to vote by mail.

2. Ratification of appointment of Deloitte & Touche LLP as EDR’s independent auditors for the fiscal year ending December 31, 2009.

3. Reapprove the performance goals under the Education Realty Trust, Inc. 2004 Incentive Plan pursuant to Section 162(m) of the Internal Revenue Code.

To obtain directions to the annual meeting where you may vote in person, call EDR’s office at (901)-259-2500.